Exhibit 99.2

GigOptix (GGOX.OB) Acquisition of Endwave (ENWV) February 7, 2011 FILED BY GIGOPTIX, INC. AND ENDWAVE CORPORATION PURSUANT TO RULE 425 UNDER THE SECURITIES ACT OF 1933 SUBJECT COMPANY: GIGOPTIX, INC. AND ENDWAVE CORPORATION

Disclaimer Forward Looking Statements: This presentation contains statements regarding operating trends, future results, new projects, and other market, business and product trends that are forward-looking. We undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Additional factors that could cause actual results to differ are discussed under the heading "Risk Factors" and in other sections of the GigOptix and Endwave filings with the SEC, and in GigOptix's and Endwave's other current and periodic reports filed or furnished from time to time with the SEC. Use of Non-GAAP and Adjusted EBITDA Financial Measures: These materials include references to non-GAAP revenue, non-GAAP net income/loss, Adjusted consolidated non-GAAP net income/loss, and Adjusted EBITDA. GigOptix believes that these non-GAAP financial measures are important indicators of the ongoing operations of its business and provide better comparability between reporting periods and provide a better baseline for analyzing trends in GigOptix's operations. GigOptix does not, nor does it suggest that investors should, consider such non-GAAP and Adjusted EBITDA financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. GigOptix believes the disclosure of the effects of these items increases the reader's understanding of the underlying performance of the business and that such non-GAAP and Adjusted EBITDA financial measures provide investors with an additional tool to evaluate our financial results and assess our prospects for future performance. Additional Information About This Transaction: This presentation shall not constitute an offer of any securities for sale. In connection with the proposed transaction, GigOptix will file with the Securities and Exchange Commission a Registration Statement on Form S-4 that will include a proxy statement of Endwave and a prospectus of GigOptix. The definitive proxy statement/prospectus will be mailed to stockholders of Endwave. GigOptix and Endwave urge investors and security holders to read the proxy statement/prospectus regarding the proposed transaction when it becomes available because it will contain important information about the proposed transaction. You may obtain a free copy of the proxy statement/prospectus (when available) and other related documents filed by GigOptix and Endwave with the SEC at the SEC's web site at www.sec.gov. The proxy statement/prospectus (when it is available) and other documents filed by GigOptix or Endwave with the SEC relating to the proposed transaction may also be obtained for free by accessing GigOptix's web site at www.gigoptix.com by clicking on the link for "Investor", then clicking on the link for "SEC Filings", or by accessing Endwave's web site at www.endwave.com and clicking on the "Company" link and then clicking on the link for "SEC Filings" underneath the heading "Investor Relations". Participants in the Merger: GigOptix, Endwave and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from Endwave stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Endwave stockholders in connection with the proposed transaction, including the interests of such participants in the proposed transaction, will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about GigOptix's executive officers and directors in GigOptix's definitive proxy statement filed with the SEC on October 28, 2010. You can find information about Endwave's executive officers and directors in Endwave's definitive proxy statement filed with the SEC on June 11, 2010. You can obtain free copies of these documents from GigOptix or Endwave, respectively, using the contact information below.

GigOptix, Inc.

Upon Completion of Merger with Endwave

- Leading supplier of network interface devices enabling high speed data communication
- Solution portfolio spanning communication spectrum from fiber optics to high speed wireless mobile backhaul



Satellite Communication
Airborne Communication
Core Routers
Core DWDM
Satellite Ground Station
Metro Routers
Metro
Submarine Networks
Base Station Backhaul
Access
Enterprise & Datacenter

Served Markets:

- Optical Communications
  - Datacom and Telecom Networks
  - Military/Aerospace
- High Speed Wireless Communications
  - Point-to-Point radio for mobile back haul
  - Military/Aerospace/Automotive

Products:

- High speed analog ICs
- High frequency analog ICs
- High speed optical modulators
- High speed wireless front ends
- Structured and Standard Cell ASICs

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© 2011 GigOptix, Inc. All Rights Reserved

GIGOPTIX

GigOptix Growth Strategy

Since 2007 GigOptix has invested $15M in developing and acquiring assets that leverage a prior investment of more than $300M.

2007		2008		2009	1H2011	
April 2007 Inception of GigOptix LLC.	July 2007	January 2008	December 2008	November 2009	1H 2011	GigOptix, Inc.
GigOptix	iTerra	Helix semiconductors	LUMERA	CHIPX	endwave	GIGOPTIX
Products:	High speed electro-optics: Drivers	High speed electro-optics: Amplifiers & Drivers	High speed electro-optics: Polymer Modulators	High speed electronics: Mixed-Signal ASIC	High Speed electronics: MMICs & Transceivers	90+ analog semiconductor & High Speed Wireless and ASICs products

- GigOptix is a fast growing fabless high-speed optical and RF-MW semiconductor device company, leveraging prior investment in acquired companies
- Over the last 3 years through internal development and building on our strategic efforts we have built a portfolio of more than 90 products and 100 patents

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© 2011 GigOptix, Inc. All Rights Reserved
GIGOPTIX

Market Demand for More Bandwidth 2010 mobile data traffic was three times the size of the entire global Internet in 2000 (Cisco) 2014 mobile data traffic will be 40 times what it was in 2010 Movies Online TV Music Online Games Social Networking Increasing use of data intense services escalate bandwidth demand HD displays Pictures (CHART) Increasing use of mobile infrastructure for delivery of data Millions of Users Source:Ovum (CHART)

GigOptix + Endwave Combination Boosts revenue growth and strengthens balance sheet with substantial cost savings Jointly capitalizes on the increasing network bandwidth demands GigOptix in the optical core and Endwave in the mobile network backhaul Leverages highly complementary product and technology portfolios in high speed fiber and wireless communications GigOptix's extensive high speed semiconductor expertise Endwave's high frequency design, system level design and integration expertise Enhances customer value proposition Simplifies supply chain Broadens high speed and high frequency solution portfolio offering

Optical & High Speed Wireless Technology Many similarities between Optical and High Speed Wireless solutions exist: Operate in the same microwave and millimeter wave frequencies Utilize the same semiconductor process technologies and design expertise Next generation optical transceiver will employ the same proven wireless communication techniques to increase channel capacity Optical Transceiver Module Wireless Transceiver Module Tx IF Modem Rx Tx Upconv Modem Tx Local Osc Rx IF Rx Downconv Low Noise Amplifier Power Amplifier Driver DEMUX PD Receiver Amplifier MUX Laser Optical Modulator

Optical & High Speed Wireless Customers Increases business with current customers High Speed Wireless Optical Network Equipment Market Source: Ovum, Jan 2011 Source: Maravedis Research, Oct 2010 (CHART) (CHART)

GigOptix's High Speed Network End to End Solutions

■ GigOptix components upon completion of merger
□ GigOptix potential extension

TODAY: Fiber Optics Networks: 10Gb/s to 100Gb/s and beyond



Digital VLSI
MUX
Driver
Optical Modulator
Laser
Optical Amplifier
Optical Amplifier
PD
Receiver Amplifier
DEMUX
Laser
Digital VLSI

Included after the completion of merger:
High Speed Wireless Mobile Backhaul: 100Mb/s to 2.5Gb/s



Digital VLSI
MUX
Tx IF
Up Convertor
Power Amplifier
Local Oscillator
Low Noise Amplifier
Down Convertor
Rx IF
DEMUX
Local Oscillator
Digital VLSI

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© 2011 GigOptix, Inc. All Rights Reserved
GIGOPTIX

2007 2008 2009 2010 2011 2012 10G ULH Drivers 100G RZ Polymer Modulator 10G Ultralow Power VCSEL Driver//TIAs 4 &12ch 5G Parallel Driver & Receiver 4 &12ch 14G Parallel Driver & Receiver 40G DQPSK MZ Driver 100G DPQPSK Driver 100G ETH Driver 25G VCSEL Driver/TIAs 100G DPQPSK Integrated Driver/ Modulator 10G LH & Metro Drivers Family of 10G & 20G TIAs E-Band T/R E-Band MMIC 400G DPQPSK Driver Optical Front End (CHART) (Endwave) (ChipX) (Lumera) (Helix) (iTerra) Transceiver Module Driver DEM UX PD Receiver Amplifier MUX Laser Optical Modulato r GigOptix's Product Portfolio

Building a Valuable Global Channel

Leveraging a Global Supply Chain GigOptix's fabless business model utilizes industry leading semiconductor foundries and packaging contract manufacturers Efficient technology transfer from in-house prototype fab to contract manufacturers ISO 9000 and 14001 standard compliance; AS-9100, RoHS , Telcordia Sales channel locations R&D centers: Palo Alto, CA; Bothell, WA; Zurich, Switzerland and Chiang Mai, Thailand Sales offices in Palo Alto, CA; Shenzhen and Wuhan, China; and Zurich, Switzerland.

GigOptix Senior Management - Post Merger Dr. Avi Katz: Chairman & Chief Executive Officer Ms. Julie Tipton: Chief Operations Officer Mr. Andrea Betti-Berutto: Chief Technical Officer Mr. Curt Sacks: Chief Financial Officer

Financial Performance Q4 '10 (estimated) Q4 '10 (estimated) Q4 '10 (estimated) FY 2010 (estimated) FY 2010 (estimated) FY 2010 (estimated) GGOX ENWV Combined GGOX ENWV Combined Revenue >$8 $4.1 >$12.1 $26.9 $16.7 $43.6 Adjusted EBITDA >$1.1 ($1.8) <($0.7) $1.9 ($6.7) ($4.8) Cash (as of 12/31/2010) $4.3 $23.5 $27.8 Expected 2010 Financials for Consolidated Companies Financials provided are expected 2010 financial results and are shown in millions. Final numbers will be provided on or about Feb 24th in each company's SEC Form 10-Ks. (E) (CHART) (Unrecognized) 19% Q-o-Q $k (estimated)

Summary The combination of GigOptix and Endwave creates a leading supplier of high speed and high frequency analog semiconductors, modulators and wireless mobile backhaul World class high speed product portfolio: High speed analog ICs High frequency analog ICs High speed optical modulators High speed wireless front ends Structured and Standard Cell ASICs Trusted supplier to Tier-1 OEMs for critical high performance communication devices Successful history of generating value for investors and customers through strategic plan of growing both organically and inorganically Highly scalable fabless manufacturing model partnering with best in class contract manufacturers Strong IP portfolio with more than 100 patents granted and over 40 applications on file Solid revenue growth in 2010 with good revenue growth opportunities for 2011 Strong balance sheet with solid cash position and no long term debt Leading supplier of high performance network interface devices, enabling high speed optical and wireless networks for Tier-1 telecom and datacom OEMs

Thank you!